UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): (February 9, 2026)

Synchronoss Technologies, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40574	06-1594540
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

200 Crossing Boulevard, 8th Floor
Bridgewater, New Jersey	08807
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (866) 620-3940

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒                Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.0001 par value	SNCR	The Nasdaq Stock Market, LLC

Item 8.01.    Other Events.

As previously disclosed, on December 3, 2025, Synchronoss Technologies, Inc., a Delaware corporation (“Synchronoss” or the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Lumine Group US Holdco Inc., a Delaware corporation (“Parent”), and Skyfall Merger Sub Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), providing for, subject to the terms and conditions set forth in the Merger Agreement, the merger of Merger Sub with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent. Capitalized terms not otherwise defined herein have the meaning set forth in the Merger Agreement.

Under the terms of the Merger Agreement, at the Effective Time of the Merger (the “Effective Time”), each share of common stock, par value $0.0001 per share, of the Company (“Company Shares”) issued and outstanding as of immediately prior to the Effective Time (other than Company RSAs, Dissenting Company Shares, shares held in the treasury of the Company or shares owned by Parent, Merger Sub or any of their respective subsidiaries) will be cancelled and automatically converted into the right to receive an amount in cash, without interest, equal to $9.00 per share, minus the Company Transaction Expense Overage, if any, divided by the total number of Fully Diluted Shares (the “Merger Consideration”).

On February 3, 2026, pursuant to the terms of the Merger Agreement, the Company delivered to Parent the Expected Final Company Transaction Expenses Statement. Based on the Expected Final Company Transaction Expenses Statement, there is no Company Transaction Expense Overage. As a result, the Merger Consideration is expected to be $9.00 per share. The Company expects the Merger to be consummated on February 13, 2026.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 9, 2026

Synchronoss Technologies, Inc.
/s/ Jeffrey Miller
Name:	Jeffrey Miller
Title:	Chief Executive Officer
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